UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliestevent reported):
                       November 9, 2005 (November 9, 2005)
                       -----------------------------------


                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                  0-23340                      51-0332317
    --------                  -------                      ----------
(State or other             (Commission                  (IRS Employer
  jurisdiction              File Number)              Identification Number)
of incorporation


   105 Westpark Drive, Suite 200, Brentwood, Tennessee                   37027
   ---------------------------------------------------                   -----
         (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                            --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     (b) On November 9, 2005, America Service Group Inc. (the "Company") notified the Securities and Exchange Commission ("SEC") and NASDAQ that the Company's Quarterly Report on Form 10-Q for the three months ended September 30, 2005 ("Third Quarter 2005 10-Q") could not be timely filed. The Company also issued a press release and filed a Form 12b-25 announcing the delay in the filing of its Third Quarter 2005 10-Q. The Company did not represent in its Form 12b-25 that it would be able to file its Third Quarter 2005 10-Q by November 14, 2005, which is required by rules of the SEC to obtain a five-day extension of the filing deadline. The Company does not believe at this time that it will be able to file its Third Quarter 2005 10-Q within the five-day extension of the filing deadline permitted under Rule 12b-25. As such, the Company is no longer in compliance with Marketplace Rule 4310(c)(14), a condition for the continued listing of the Company's common stock on NASDAQ. The Company anticipates that it will request and participate in a hearing before a NASDAQ Listing Qualifications Panel regarding its compliance with the listing standards.

     A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 8.01 Other Events.

     The Company announced today that it will delay the filing of its Quarterly Report on Form 10-Q for the three months ended September 30, 2005.

     A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

         (c)  Exhibits.

              99.1   Press Release dated November 9, 2005.



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                                   Signatures
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICA SERVICE GROUP INC.



Date:  November 9, 2005             By:   /s/ Michael W. Taylor
                                          --------------------------------------
                                          Michael W. Taylor
                                          Senior Vice President and Chief
                                          Financial Officer

                                  EXHIBIT INDEX


Exhibit 99.1       Press Release dated November 9, 2005.